Summary of Significant Accounting Policies (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Accounting Policies [Abstract]
Cash and cash equivalents	$ 3,044	$ 1,001	$ 1,931
Restricted cash	40
Net loss from continuing operations	36,100
Cash outflows for continuing operations	$ 5,200
Agreements description	The Group has entered into agreements dated December 14, 2020 with PFG and LMFA Financing LLC (“LMFA”), a Florida limited liability company and wholly owned subsidiary of LM Funding America, Inc. (Nasdaq: LMFA), in which LMFA will purchase approximately $18 million of debt in tranches. As of February 10, 2021, LMFA has completed the purchase of $17.87 million of principal, accrued interest and applicable fees (the “Debt”), converted into and sold all 22.73 million shares of the Group’s ordinary shares by February 10, 2021. With the Company settling another $1.27 million of Debt directly with PFG through the issuance of 1.51 million shares on February 17, 2021 which PFG has subsequently sold. As of the filing of this annual report, the Group’s defaulted Debts with PFG totaling $19.14 million have been eliminated.
Inventory provision	$ 1,344	1,514
Impairment loss of goodwill	703		13,000
Deferred revenue recognized	2,963
Deferred cost of revenues
Advertising expenditures included in sales and marketing expenses	1		$ 29
Right-of-use assets		2,201
Operating lease liabilities		$ 2,193
Collateral loan	$ 1,000
Share-based compensation, percentage	70.00%